Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Driveway Finance Corporation (the “Company”)

BofA Securities, Inc.

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re: LAD Auto Receivables Trust 2026-2 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “LADAR 2026-2 Pool Cut $550M.xlsx” provided by the Company on April 7, 2026, containing information on 19,376 automobile loan contract receivables (the “Receivables”) as of March 31, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by LAD Auto Receivables Trust 2026-2. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, percentages were within 0.1%, Origination Dates were within two days, and First Payment Dates were within one day.

•	The term “Spectrum System” means the Company’s loan servicing system.

•	The term “Title Document” means one of the title documents we listed in email correspondence to the Company on April 20, 2026, which the Company confirmed are acceptable forms of Title Document.

•

The term “Acceptable Company Names” means the names we listed in email correspondence to the Company on April 20, 2026, which the Company confirmed are acceptable names for the Company that can appear in a Title Document as the Lien Holder, Legal Owner, Secured Interest, or Security Interest Holder.

•

The term “Insurance Document” means one of the insurance documents we listed in email correspondence to the Company on April 20, 2026, which the Company confirmed are acceptable forms of evidence of insurance.

•

The term “New Vehicle Value Document” means one of the documents we listed in email correspondence to the Company on April 20, 2026, which the Company confirmed were used by the Company to determine the value for a new vehicle.

•

The term “Used Vehicle Value Document” means one of the documents we listed in email correspondence to the Company on April 20, 2026, which the Company confirmed were used by the Company to determine the value for a used vehicle.

•

The term “Receivable File” means some or all of the following scanned images of documents provided by the Company for each Sample Receivable (defined below): Retail Installment Contract, Notice of Rate Adjustment, screenshots from the Spectrum System, Title Document, Insurance Document, New Vehicle Value Document or Used Vehicle Value Document (as applicable), and Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the borrower and/or co-borrower (if any).

•

The term “Mapping Confirmations” means the list of vehicle makes and vehicle models in the Receivable File that correspond to Collateral Makes and Collateral Models in the Data File, which we listed in email correspondence to the Company on April 20, 2026 and the Company confirmed that they are in agreement with the mappings.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Acceptable Company Names, Receivable File, Mapping Confirmations, and Instructions.

The procedures we were instructed by the Company to perform are as follows:

A.

We randomly selected a sample of 150 Receivables from the Data File using a random sampling tool (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.

For each Sample Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions and Mapping Confirmations, as applicable. The Company indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions and Mapping Confirmations as applicable, constituted an exception. The Receivable File information is listed in the order of priority.

Attribute	Receivable File / Instructions / Mapping Confirmations
Borrower State	Retail Installment Contract or screenshot from the Spectrum System

Monthly Payment Amount	Retail Installment Contract or Notice of Rate Adjustment, if any

Term	Retail Installment Contract

Attribute	Receivable File / Instructions / Mapping Confirmations

Open Date	Retail Installment Contract

First Due Date	Retail Installment Contract

Original Interest Rate	Retail Installment Contract or Notice of Rate Adjustment if the Notice of Rate Adjustment is dated before the first payment date listed on the Retail Installment Contract.

Current Interest Rate	Notice of Rate Adjustment or Retail Installment Contract if there is no Notice of Rate Adjustment

Collateral Make	Retail Installment Contract and Mapping Confirmations

Collateral Model	Retail Installment Contract, Credit Application, and Mapping Confirmations

Collateral Year	Retail Installment Contract

Vehicle Identification Number (“VIN”)	Retail Installment Contract.

Vehicle Condition (New or Used)	Retail Installment Contract, Credit Application.

Consider the Vehicle Condition to be “Used” if the Retail Installment Contract states an Odometer Reading of greater than 5,000 miles.

Vehicle Value	For Sample Receivables with a Vehicle Condition of “New,” compare to the New Vehicle Value Document. For Sample Receivables with a Vehicle Condition of “Used,” compare to the Used Vehicle Value Document. In the event there was no Used Vehicle Value Document available for Sample Receivables with a Vehicle Condition of “Used,” recompute Vehicle Value as 80% of the New Vehicle Value Document amount.

Amount Financed	Retail Installment Contract

Co-Borrower Flag	Retail Installment Contract. Consider the information to be in agreement if:

- The Co-Borrower Flag was “Y,” and there was a co-buyer’s name and address listed in the Retail Installment Contract, or

- The Co-Borrower Flag was “N,” and there was no co-buyer’s name and address listed in the Retail Installment Contract.

We found such information to be in agreement, except as listed in Exhibit B.

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

•

Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared in the Title Document as the Lien Holder, Legal Owner, Secured Interest, or Security Interest Holder.

•	Proof of Insurance. The Company informed us that an Insurance Document was acceptable proof of insurance.

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract)

•	Signed Retail Installment Contract. We make no representation regarding the authenticity of the signature(s) on the Retail Installment Contract.

•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s) on the Credit Application.

We found such information to be present without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

April 23, 2026

Exhibit A

The Sample Receivables

Sample Receivable #	Receivable Number1	Sample Receivable #	Receivable Number1	Sample Receivable #	Receivable Number1
1	20262001	51	20262051	101	20262101
2	20262002	52	20262052	102	20262102
3	20262003	53	20262053	103	20262103
4	20262004	54	20262054	104	20262104
5	20262005	55	20262055	105	20262105
6	20262006	56	20262056	106	20262106
7	20262007	57	20262057	107	20262107
8	20262008	58	20262058	108	20262108
9	20262009	59	20262059	109	20262109
10	20262010	60	20262060	110	20262110
11	20262011	61	20262061	111	20262111
12	20262012	62	20262062	112	20262112
13	20262013	63	20262063	113	20262113
14	20262014	64	20262064	114	20262114
15	20262015	65	20262065	115	20262115
16	20262016	66	20262066	116	20262116
17	20262017	67	20262067	117	20262117
18	20262018	68	20262068	118	20262118
19	20262019	69	20262069	119	20262119
20	20262020	70	20262070	120	20262120
21	20262021	71	20262071	121	20262121
22	20262022	72	20262072	122	20262122
23	20262023	73	20262073	123	20262123
24	20262024	74	20262074	124	20262124
25	20262025	75	20262075	125	20262125
26	20262026	76	20262076	126	20262126
27	20262027	77	20262077	127	20262127
28	20262028	78	20262078	128	20262128
29	20262029	79	20262079	129	20262129
30	20262030	80	20262080	130	20262130
31	20262031	81	20262081	131	20262131
32	20262032	82	20262082	132	20262132
33	20262033	83	20262083	133	20262133
34	20262034	84	20262084	134	20262134
35	20262035	85	20262085	135	20262135
36	20262036	86	20262086	136	20262136
37	20262037	87	20262087	137	20262137
38	20262038	88	20262088	138	20262138
39	20262039	89	20262089	139	20262139
40	20262040	90	20262090	140	20262140
41	20262041	91	20262091	141	20262141
42	20262042	92	20262092	142	20262142
43	20262043	93	20262093	143	20262143
44	20262044	94	20262094	144	20262144
45	20262045	95	20262095	145	20262145
46	20262046	96	20262096	146	20262146
47	20262047	97	20262097	147	20262147
48	20262048	98	20262098	148	20262148
49	20262049	99	20262099	149	20262149
50	20262050	100	20262100	150	20262150

[1]	The Company has assigned a unique Loan Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s Loan Numbers

A-1

Exhibit B

Exceptions List

Sample Receivable #	Receivable Number	Attribute	Per Data File	Per Receivable File
116	20262116	Current Interest Rate	8.54%	6.14%
116	20262116	Vehicle Value	$32,412	$40,850

B-1